UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 15, 2013

Date of Report (Date of earliest event reported)

CYPRESS SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1– 10079	94-2885898
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

198 Champion Court

San Jose, California 95134-1599

(Address of principal executive offices)

(408) 943-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective May 15, 2013, Christopher Seams, the Company’s Executive Vice President of Sales and Marketing, was appointed as the Chief Executive Officer of Cypress’s majority-owned wafer level chip-scale packaging subsidiary, Deca Technologies, Inc. (“Deca”). Mr. Seams was also appointed to serve on Deca’s Board of Directors. Tim Olson, the former CEO of Deca and an industry expert, has assumed the role of Chief Technology Officer and will continue to serve on Deca’s Board of Directors. Gary Saunders, Cypress’s Senior Vice President of Worldwide Sales will assume the majority of Mr. Seams’ responsibilities and report directly to Company CEO, T.J. Rodgers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SEMICONDUCTOR CORPORATION

Date: May 17, 2013	By:	/s/ Brad W. Buss
Brad W. Buss
Executive Vice President, Finance and Administration and Chief Financial Officer